Pacer Trendpilot® US Bond ETF
(the “Fund”),
a series of Pacer Funds Trust

Supplement dated June 24, 2020 to the
Summary Prospectus, dated October 28, 2019 and the
Prospectus and Statement of Additional Information (“SAI”),
each dated October 18, 2019, as previously supplemented

The Fund is jointly and primarily managed by Jim Iredale, CFA, Senior Portfolio Manager – Fixed Income of Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”) and Austin Wen, CFA, Portfolio Manager for VIA. Mr. Iredale has been a portfolio manager of the Fund since the Fund’s inception (October 2019), and Mr. Wen has been a portfolio manager of the Fund since June 2020. All references to other portfolio managers and related information should be disregarded.

The “Portfolio Managers” section on page 10 of the Prospectus is supplemented to include the following:

Austin Wen, CFA, is a portfolio manager for the Fund. Mr. Wen has been a Portfolio Manager of VIA since 2016 and has seven years of investment management experience. His focus at VIA is on portfolio management and trading, risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial beginning in 2014, working on the development and review of investment solutions. He began his career in 2011 as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

The first sentence of the“Portfolio Managers” section on page 15 of the SAI is revised to read as follows:

The Fund is managed by James Iredale, CFA and Austin Wen, CFA for the Sub-Adviser (the “Portfolio Managers”).

The “Other Accounts” information contained in the “Portfolio Managers” section on page 15 of the SAI is supplemented to include the following:

In addition to the Fund, Mr. Wen managed the following other accounts as June 15, 2020, none of which were subject to a performance-based management fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Austin Wen, CFA	28	$3.78 billion	0	$0	0	$0

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.